SUMMARY PROSPECTUS
J ULY 30, 2019

Nicholas Equity Income Fund, Inc. – NSEIX

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.nicholasfunds.com/prospectus.html. You can also get this information at no cost by calling 800-544-6547 or by sending an e-mail request to ShareholderServices@nicholasfunds.com. This Summary Prospectus incorporates by reference the Fund’s Prospectus, dated July 30, 2019 and Statement of Additional Information, dated July 30, 2019.

Investment Objectives

     The Fund’s main goal is to produce reasonable income and the Fund’s secondary goal is moderate long-term growth.

Fees and Expenses of the Fund

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.73%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Years	Years	Years
The Example assumes that you invest $10,000 in
the Fund for the time periods indicated and then
redeem all of your shares at the end of those
periods. The Example also assumes that your
investment has a 5% return each year and that
the Fund’s operating expenses remain the same.
Although your actual costs may be higher or
lower, based on these assumptions, your costs
would be:	$75	$233	$406	$906

Portfolio Turnover

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.76% of the average value of the portfolio.

Principal Investment Strategies

     To achieve reasonable income, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). The market capitalization of the securities held by the Fund as of June 30, 2019 ranged from a low of $2 billion to a high of $1 trillion. To achieve moderate long-term growth, the Fund seeks a five-year return which approximates three-fourths of the average total return achieved over a five-year period on the S&P 500 Index.

     To pursue the Fund’s investment objectives, the Fund invests in a diversified portfolio of income-producing equity securities (including common stocks, preferred stocks and convertible securities) and corporate and government fixed income investments (including notes, bonds and debentures). The Fund is not managed as a balanced portfolio. The Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The Fund’s Board of Directors may change this policy without shareholder approval. However, the Fund will not change this policy of investing at least 80% of its net assets in equity securities without first changing the Fund’s name and providing at least 60 days prior notice to shareholders. The Fund’s asset allocation is determined by its Adviser, Nicholas Company, Inc. (the “Adviser”), at any given time in light of its assessment of current economic conditions and investment opportunities.

     In selecting investments, the Adviser performs its own credit analysis on the credit quality of issuers. In this evaluation, the Adviser considers, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

     The Fund may invest in both investment grade and non-investment grade securities and its investments may include both rated and unrated securities. The Fund is subject to the following restriction: at time of investment, not more than 20% of the Fund’s total assets may be invested in non-investment grade preferred stocks, convertible securities and debt securities. The Fund invests in both short-term and long-term debt securities and is not limited as to the maturities of the securities in which it invests. The Fund may invest in Real Estate Investment Trusts (“REITs”) and other real estate-based securities.

Principal Risks of Investing

     As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Stock Market Risk – Stock market risk involves the possibility that the value of the Fund’s investments in equity securities will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund’s portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund.

  Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Although the Fund will invest most of its assets in the securities of medium- and large- sized companies, the Fund may face additional risks due to its investments in small-sized companies. Securities of small- to medium-sized companies often fluctuate in price more than common stocks of larger companies.

  Credit Risk – Credit risk involves the possibility that the issuers of securities held in the Fund’s portfolio may fail to make timely interest and principal payments. The Fund’s investments may include non-investment grade securities (securities with lower credit qualities) which recognized rating agencies consider speculative with respect to the issuer’s continuing ability to pay interest or principal.

  Interest Rate Risk – Interest rate risk refers to the risk that the prices of the Fund’s investments, particularly fixed income investments, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities. In addition, the income you receive from the Fund is based in part on interest rates which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

  Selection Risk – The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

  Risks Related to Preferred Stock and Convertible Investments – Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock.
  As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

  Investments in Unrated Debt Securities – Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities.

  High Yield Bond Market Risk – The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market’s volatility.

  Call Risk – If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or “call” their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

  Risks Related to Investments in REITs and Other Real Estate-Based Securities – These securities are subject to risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

     Please note the Fund’s objective stresses reasonable income. Although the Adviser will consider the possibility of some capital appreciation in selecting investments for the Fund, you should not expect the Fund to reach the growth potential of funds which have growth or capital appreciation as their primary objective.

Performance

     The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the Fund’s total return for the last ten calendar years(1). Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

(1)	The Fund’s fiscal year end is March 31. The Fund’s calendar year-to-date return (six months) as of June 30, 2019 was 18.10%.

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 21.16% (for the quarter ended June 30, 2009) and the lowest quarterly return was -14.30% (for the quarter ended September 30, 2011).

     This next table shows how the Fund’s average annual total returns for the one, five and ten year periods ending on December 31, 2018 (the Fund’s most recently completed calendar year), compared to the returns of a broad measure of market performance and the performance average of similar mutual funds. The table also shows the Fund’s average annual total returns after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas Equity Income Fund, Inc.
Return Before Taxes	-4.52%	4.83%	12.30%
Return After Taxes on Distributions	-7.97%	2.91%	10.81%
Return After Taxes on Distributions
and Sale of Fund Shares	-0.13%	3.69%	10.18%
Standard & Poor’s 500 Index
(reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%
Lipper Equity Income Fund Objective
(reflects no deduction for taxes)	-7.25%	5.45%	10.62%

Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.

Investment Adviser

      Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Managers

     Mr. Michael L. Shelton is the Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Shelton is a Vice President of the Fund and has been the Lead Portfolio Manager of the Fund since August 2016. He served as the Co-Portfolio Manager of the Fund from April 2011 to August 2016, and has been employed by the Adviser since 2006. Mr. David O. Nicholas is the President of the Fund and has been Co-Portfolio Manager of the Fund since August 2016. He formerly served as the Co-Portfolio Manager of the Fund from July 2001 to April 2008.

Purchase and Sale of Fund Shares

     The minimum initial investment for the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

     The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800-544-6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

     Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.